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                                   EXHIBIT 99


     Trustee's Remittance Report in  respect of the August Remittance Date.














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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1

                                                                                   FROM JUNE 15, 1997
                                                                           ------------------------------------
                                                                                    TO JULY 15, 1997
                                                                           ------------------------------------
                                                                              FIXED RATE         VARIABLE RATE
                                                             TOTAL              GROUP               GROUP
                                                       -----------------   ----------------    ----------------
(i)       AVAILABLE PAYMENT AMOUNT...................     7,406,577.25         6,426,693.05          979,884.20
           Portions subject to bankrupty.............             0.00

(ii)      CLASS A-1 PRINCIPAL BALANCE (Beginning)....    20,252,868.98
          CLASS A-2 PRINCIPAL BALANCE (Beginning)....    92,880,000.00
          CLASS A-3 PRINCIPAL BALANCE (Beginning)....    30,290,000.00
          CLASS A-4 PRINCIPAL BALANCE (Beginning)....    36,870,000.00
          CLASS A-5 PRINCIPAL BALANCE (Beginning)....    10,700,000.00
          CLASS A-6 PRINCIPAL BALANCE (Beginning)....    16,861,352.02
          POOL PRINCIPAL BALANCE (Beginning).........   207,854,221.00       190,992,868.98       16,861,352.02

(iii)     MORTGAGES:
          NUMBER OF PRINCIPAL PREPAYMENTS............              133                  124                   9
          PRINCIPAL BALANCE OF MORTGAGES PREPAYING...     5,840,778.97         4,954,159.14          886,619.83

(iv)      AMOUNT OF CURTAILMENTS RECEIVED............        94,222.50            91,316.86            2,905.64

(v)       AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
           MONTHLY PAYMENTS RECEIVED.................       314,616.48           307,729.88            6,886.60

(vi)      INTEREST RECEIVED ON MORTGAGES.............     1,822,204.68         1,690,373.98          131,830.70

(vii)     AGGREGATE ADVANCES.........................     1,489,270.28         1,350,272.09          138,998.19

(viii) a. DELINQUENCY INFORMATION (INCLUDES
           BANKRUPTCY & FORECLOSEURES & REO):
           MORTGAGE DELINQUENCIES 30-59 DAYS:
            NUMBER...................................              157                  152                   5
            PRINCIPAL BALANCE........................     7,022,172.56         6,586,268.93          435,903.63
            % OF PRINCIPAL...........................         3.490000%            3.550000%           2.730000%

           MORTGAGE DELINQUENCIES 60-90 DAYS:
            NUMBER...................................               63                   57                   6
            PRINCIPAL BALANCE........................     2,729,568.99         2,156,736.09          572,832.90
            % OF PRINCIPAL...........................         1.360000%            1.160000%           3.590000%

           MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
            NUMBER...................................              249                  222                 27
            PRINCIPAL BALANCE........................    12,838,685.46        10,838,316.05       2,000,369.41
            % OF PRINCIPAL...........................         6.370000%            5.840000%         12.530000%

       b.  MORTGAGES IN BANKRUPTCY (TOTAL)
            NUMBER...................................              158                  152                   6
            PRINCIPAL BALANCE........................     6,964,446.56         6,572,887.47          391,559.09
            % OF PRINCIPAL...........................         3.460000%            3.540000%           2.450000%

           BANKRUPTCY MORTGAGE DELINQUENCIES
            (included in (viii) a. above):
            BANKRUPTCY MORTGAGE DELINQUENCIES
             30-59 DAYS:
            NUMBER...................................                8                    8                   0
            PRINCIPAL BALANCE........................       385,833.75           385,833.75                0.00
            % OF PRINCIPAL...........................             0.19%                0.21%               0.00%

           BANKRUPTCY MORTGAGE DELINQUENCIES
            60-90 DAYS:
            NUMBER...................................               14                   14                  0
            PRINCIPAL BALANCE........................       417,069.55           417,069.55               0.00
            % OF PRINCIPAL...........................             0.21%                0.22%              0.00%

           BANKRUPTCY MORTGAGE DELINQUENCIES
            90 DAYS OR MORE:
            NUMBER...................................               78                   74                   4
            PRINCIPAL BALANCE........................     3,941,113.85         3,684,808.37          256,305.48
            % OF PRINCIPAL...........................             1.96%                1.99%               1.61%

       c.  MORTGAGES IN FORECLOSURE (TOTAL):
            NUMBER...................................              106                   92                 14
            PRINCIPAL BALANCE........................     5,675,067.68         4,566,956.97       1,108,110.71
            % OF PRINCIPAL...........................         2.820000%            2.460000%          6.940000%

                                                                                   FROM JUNE 15, 1997
                                                                           ------------------------------------
                                                                                    TO JULY 15, 1997
                                                                           ------------------------------------
                                                                              FIXED RATE         VARIABLE RATE
                                                             TOTAL              GROUP               GROUP
                                                       -----------------   ----------------    ----------------
           FORECLOSURE MORTGAGE DELINQUENCIES
            (included in (viii) a. above):
            FORECLOSURE MORTGAGE DELINQUENCIES
             30-59 DAYS:
            NUMBER...................................                1                    1                   0
            PRINCIPAL BALANCE........................        47,626.82            47,626.82                0.00
            % OF PRINCIPAL...........................             0.02%                0.03%               0.00%

           FORECLOSURE MORTGAGE DELINQUENCIES
            60-90 DAYS:
            NUMBER...................................                0                    0                   0
            PRINCIPAL BALANCE........................             0.00                 0.00                0.00
            % OF PRINCIPAL...........................             0.00%                0.00%               0.00%

           FORECLOSURE MORTGAGE DELINQUENCIES
            90 DAYS OR MORE:
            NUMBER...................................              105                   90                  14
            PRINCIPAL BALANCE........................     5,627,440.86         4,499,673.90        1,108,110.71
            % OF PRINCIPAL...........................             2.79%                2.43%               6.94%

       d.  MORTGAGES IN REO:
            NUMBER...................................               15                   14                   1
            PRINCIPAL BALANCE........................       761,972.27           699,863.24           62,109.03
            % OF PRINCIPAL...........................             0.38%                0.38%               0.39%

       e.  MORTGAGE LOAN LOSSES......................       119,436.75           119,436.75                0.00

(ix)       ENDING CLASS A-1 PRINCIPAL BALANCE........    14,697,023.18
           ENDING CLASS A-2 PRINCIPAL BALANCE........    92,880,000.00
           ENDING CLASS A-3 PRINCIPAL BALANCE........    30,290,000.00
           ENDING CLASS A-4 PRINCIPAL BALANCE........    36,870,000.00
           ENDING CLASS A-5 PRINCIPAL BALANCE........    10,700,000.00
           ENDING CLASS A-6 PRINCIPAL BALANCE........    15,964,939.95

(x)        WEIGHTED AVERAGE MATURITY OF MORTGAGE
            LOANS....................................     165.74370194         165.87155970        164.25860010
           WEIGHTED AVERAGE MORTGAGE INTEREST RATE...      10.98739843%           10.937133%          11.571242%

(xi)       SERVICING FEES PAID.......................        99,996.97            93,107.06            6,889.91
           SERVICING FEES ACCRUED....................       100,472.31            92,266.91            8,205.40

(xii)      SECTION 5.04 SERVICER PAYMENTS OR
            REIMBSMTS................................        42,239.53

(xiii)     POOL PRINCIPAL BALANCE (ENDING)...........   201,401,963.13       185,437,023.18       15,964,939.95

(xiv)      RESERVED

(xv)       REIMBURSABLE AMOUNTS:
            TO SERVICER..............................        16,837.62
            TO REPRESENTATIVE........................             0.00
            TO DEPOSITORS............................             0.00

(xvi)      NUMBER OF MORTGAGES OUTSTANDING
            (BEGINNING)..............................             4607                 4420                 187
           NUMBER OF MORTGAGES OUTSTANDING (END).....             4474                 4296                 178

(xvii)     AGGREGATE INTEREST ACCRUED ON THE
            MORTGAGE LOANS...........................     1,837,866.34         1,679,447.49          158,418.85

(xviii)    SUBORDINATED AMOUNT (REMAINING)...........    27,189,748.14
           SPREAD ACCOUNT BALANCE( AFTER
            DISTRIBUTIONS)...........................     8,102,224.00
           EXCESS SPREAD.............................       673,724.24
           CUMMULATIVE EXCESS SPREAD ACCOUNT
            RECEIPTS.................................       700,599.86

(xviiii)   AGGREGATE MORTGAGE LOAN LOSSES............       700,599.86

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